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[Logo]

     UBS TACTICAL ALLOCATION FUND

     PROSPECTUS

     DECEMBER 27, 2002

      This prospectus offers Class A, Class B, Class C and Class Y shares of UBS Tactical Allocation Fund. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your fund shares. Class Y shares are available only to certain types of investors.

      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.


             ------------------------------------------------------
              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.
             ------------------------------------------------------





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CONTENTS

THE FUND
What every investor should know about the fund
    Investment Objective, Strategies and Risks..............  Page 3
    Performance.............................................  Page 5
    Expenses and Fee Tables.................................  Page 7
    More About Risks and Investment Strategies..............  Page 8

YOUR INVESTMENT
Information for managing your fund account
    Managing Your Fund Account..............................  Page 10
     -- Flexible Pricing
     -- Buying Shares
     -- Selling Shares
     -- Exchanging Shares
     -- Transfer Agent
     -- Pricing and Valuation

ADDITIONAL INFORMATION
Additional important information about the fund
    Management..............................................  Page 18
    Dividends and Taxes.....................................  Page 19
    Financial Highlights....................................  Page 20
    Appendix................................................  Page 23
    Where to learn more about UBS mutual funds..............  Back Cover


          ------------------------------------------------------------
           THE FUND IS NOT A COMPLETE OR BALANCED INVESTMENT PROGRAM.
          ------------------------------------------------------------



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INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

FUND OBJECTIVE

Total return, consisting of long-term capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

The fund allocates its assets between

 a stock portion that is designed to track the performance of the Standard & Poor's 500 Composite Stock Price Index ('S&P 500 Index') and

 a fixed income portion that consists of either U.S. Treasury notes with a maturity of approximately 5 years or U.S. Treasury bills with remaining maturities of approximately 30 days.

UBS Global Asset Management (US) Inc. ('UBS Global AM'), the fund's investment advisor, reallocates the fund's assets in accordance with the recommendations of its own Tactical Allocation Model on the first business day of each month.

The Tactical Allocation Model attempts to track the performance of the S&P 500 Index in periods of strong market performance. The Model attempts to take a more defensive posture by reallocating assets to bonds or cash when the Model signals a potential bear market, prolonged downturn in stock prices or significant loss in value. The Model can recommend stock allocations of 100%, 75%, 50%, 25% or 0%.

If the Tactical Allocation Model recommends a stock allocation of less than 100%, the Model also recommends a fixed income allocation for the remainder of the fund's assets. The Model uses a bond risk premium determination to decide whether to recommend five-year U.S. Treasury notes or 30-day U.S. Treasury bills.

UBS Global AM may (but is not required to) use options and futures and other derivatives to adjust its exposure to different asset classes or to maintain exposure to stocks or bonds while maintaining a cash balance for fund management purposes. UBS Global AM also may use these instruments to reduce the risk of adverse price movements while investing cash received when investors buy fund shares, to facilitate trading and to reduce transaction costs.

PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

 Asset Allocation Risk -- The Tactical Allocation Model may not correctly predict the times to shift the fund's assets from one type of investment to another.

 Equity Risk -- Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

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 Interest Rate Risk -- The value of the fund's bond investments generally will fall when interest rates rise.

 Index Tracking Risk -- The fund expects a close correlation between the performance of the portion of its assets allocated to stocks and that of the S&P 500 Index in both rising and falling markets. The performance of the fund's stock investments, however, generally will not be identical to that of the Index because of the fees and expenses borne by the fund and investor purchases and sales of fund shares, which can occur daily.

 Foreign Investing Risk -- The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. Also, the fund is subject to the risk of changes in currency valuations.

 Derivatives Risk -- The fund's investments in derivatives may rise or fall in value more rapidly than the fund's other investments.

More information about risks of an investment in the fund is provided below in 'More About Risks and Investment Strategies.'

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PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The chart shows Class C shares because they have the longest performance history of any class of fund shares. The chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.

The table that follows the chart shows the average annual returns over several time periods for each class of the fund's shares. The table does reflect fund sales charges. The table compares fund returns to returns of the S&P 500 Index, which is unmanaged and, therefore, does not reflect any sales charges or expenses.

The table shows returns on a before-tax and after-tax basis for Class C shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period. After-tax returns are shown for Class C shares only, and after-tax returns for the other classes will vary.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

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TOTAL RETURN ON CLASS C SHARES (1993 IS THE FUND'S FIRST FULL CALENDAR YEAR OF
OPERATIONS)


                         [BAR GRAPH]


     CALENDAR YEAR                            TOTAL RETURN
         1993                                    7.64%
         1994                                   -1.28%
         1995                                   34.09%
         1996                                   20.66%
         1997                                   31.01%
         1998                                   26.78%
         1999                                   17.62%
         2000                                   -2.94%
         2001                                  -13.23%


Total return January 1 to September 30, 2002 -- (29.09)%

Best quarter during years shown: 4th quarter, 1998 -- 20.82%

Worst quarter during years shown: 3rd quarter, 2001 -- (15.04)%

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2001)

                                                                                         LIFE OF
CLASS (INCEPTION DATE)                                       1 YEAR        5 YEARS        CLASS
----------------------                                       ------        -------        -----
Class A (5/10/93)
    Return Before Taxes...................................  (17.35)%        10.06%        12.67%
Class B (1/30/96)
    Return Before Taxes...................................  (17.54)%        10.20%        11.75%
Class C (7/22/92)
    Return Before Taxes...................................  (14.96)%        10.25%        12.28%
    Return After Taxes on Distributions...................  (15.11)%         9.38%        11.15%
    Return After Taxes on Distributions and Sale of Fund
      Shares..............................................   (9.08)%         8.37%        10.08%
Class Y (5/10/93)
    Return Before Taxes...................................  (12.31)%        11.64%        13.73%
S&P 500 Index (reflects no deduction for fees, expenses,
  or taxes)...............................................  (11.88)%        10.70%          *

---------------------

* Average annual total returns for the S&P 500 Index for the life of each class shown were as follows:

  Class A -- 13.78%; Class B -- 12.20%; Class C -- 13.73%; Class Y -- 13.78%.

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EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)

                                                          CLASS A   CLASS B   CLASS C   CLASS Y
                                                          -------   -------   -------   -------
Maximum Sales Charge (Load) (as a % of offering
  price)................................................   5.50%       5%        2%      None
  Maximum Front-End Sales Charge (Load) Imposed on
    Purchases (as a % of offering price)................   5.50%     None        1%      None
  Maximum Deferred Sales Charge (Load) (as a % of
    offering price).....................................    None       5%        1%      None
Exchange Fee............................................    None     None      None      None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

                                                           CLASS A   CLASS B   CLASS C   CLASS Y
                                                           -------   -------   -------   -------
Management Fees..........................................   0.45%     0.45%     0.45%     0.45%
Distribution and/or Service (12b-1) Fees.................   0.25      1.00      1.00     None
Other Expenses...........................................   0.19      0.20      0.18      0.13
                                                            ----      ----      ----      ----
Total Annual Fund Operating Expenses.....................   0.89%     1.65%     1.63%     0.58%
                                                            ----      ----      ----      ----
                                                            ----      ----      ----      ----

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------
Class A...............................................    $636     $818     $1,016     $1,586
Class B (assuming sale of all shares at end of
  period).............................................     668      820      1,097      1,566
Class B (assuming no sale of shares)..................     168      520        897      1,566
Class C (assuming sale of all shares at end of
  period).............................................     364      609        978      2,013
Class C (assuming no sale of shares)..................     264      609        978      2,013
Class Y...............................................      59      186        324        726

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MORE ABOUT RISKS AND INVESTMENT STRATEGIES

PRINCIPAL RISKS

The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further detail about some of the risks described below, are discussed in the fund's Statement of Additional Information ('SAI'). Information on how you can obtain the SAI is on the back cover of this prospectus.

Asset Allocation Risk. The UBS Tactical Allocation Model may not correctly predict the times to shift the fund's assets from one type of investment to another.

Equity Risk. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. The fund may lose a substantial part, or even all, of its investment in a company's stock.

Interest Rate Risk. The value of bonds can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund's investments in bonds will fall. Because interest rate risk is the primary risk presented by U.S. government and other very high quality bonds, changes in interest rates may actually have a larger effect on the value of those bonds than on lower quality bonds.

Index Tracking Risk. The fund expects a close correlation between the performance of the portion of its assets allocated to stocks and that of the S&P 500 Index in both rising and falling markets. While the fund attempts to replicate, before deduction of fees and operating expenses, the investment results of the Index, the fund's investment results generally will not be identical to those of the Index. Deviations from the performance of the Index may result from shareholder purchases and sales of shares that can occur daily. In addition, the fund must pay fees and expenses that are not borne by the Index.

Foreign Investing Risk. The S&P 500 Index includes some U.S. dollar denominated securities of foreign issuers. Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of U.S. issuers. In addition, there are differences between U.S. and foreign regulatory requirements and market practices.

Derivatives Risk. The value of 'derivatives' -- so-called because their value 'derives' from the value of an underlying asset, reference rate or index -- may rise or fall more rapidly than the value of other investments. For some derivatives, it is possible for the fund to lose more than the amount it invested in the derivative. Options and futures contracts are examples of derivatives. The fund's use of derivatives may not succeed for various reasons, including unexpected changes in the value of the derivatives or the assets underlying them. Also, if the fund uses derivatives to adjust or 'hedge' the overall risk of its portfolio, the hedge may not succeed if changes in the value

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of the derivatives are not matched by opposite changes in the value of the assets being hedged.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES

Defensive Positions; Cash Reserves. To protect itself from adverse market conditions, the fund may take a temporary defensive position that is different from its normal investment strategy. This means that the fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments. Since these investments provide relatively low income, a defensive or transitional position may not be consistent with achieving the fund's investment objective. The fund may invest all or any portion of its total assets in U.S. Treasury bills when recommended by the UBS Tactical Allocation Model. The fund normally maintains a limited amount of cash for liquidity purposes.

Portfolio Turnover. The fund may engage in frequent trading to achieve its investment objective. Frequent trading can result in portfolio turnover in excess of 100% or more (high portfolio turnover).

Frequent trading may increase the portion of the fund's capital gains that are realized for tax purposes in any given year. This may increase the fund's taxable distributions in that year. Frequent trading also may increase the portion of the fund's realized capital gains that are considered 'short-term' for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term capital gains than they would pay on distributions that represent long-term capital gains. Frequent trading also may result in higher fund expenses due to transaction costs and may negatively impact fund performance.

The fund does not restrict the frequency of trading to limit expenses or the tax effect that the fund's distributions may have on shareholders.

MORE INFORMATION ABOUT THE S&P 500 INDEX

The S&P 500 Index is composed of 500 common stocks that are selected by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ('S&P'). Most of these 500 stocks trade on the New York Stock Exchange. These stocks represent approximately 75% of the market value of all U.S. common stocks but do not necessarily represent the largest companies. S&P selects the component stocks included in the S&P 500 Index with the aim of achieving a distribution that is representative of the various industry components of the U.S. market for common stocks. S&P also considers aggregate market value and trading activity in the selection process. The fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the fund. 'Standard & Poor's'r', 'S&P 500'r' and 'Standard & Poor's 500', are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by UBS Global AM.

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MANAGING YOUR FUND ACCOUNT

FLEXIBLE PRICING

The fund offers four classes of shares -- Class A, Class B, Class C and
Class Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your fund shares. Class Y shares are only available to certain types of investors.

The fund has adopted a rule 12b-1 plan for its Class A, Class B and Class C shares that allows it to pay service and (for Class B and Class C shares) distribution fees for the sale of its shares and services provided to shareholders. Because the 12b-1 distribution fees for Class B and Class C shares are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid the front-end sales charge for Class A shares.

You may qualify for a waiver of certain sales charges on Class A, Class B and Class C shares. See 'Sales Charge Waivers for Class A, Class B and Class C shares' below. You may also qualify for a reduced sales charge on Class A shares. See 'Sales Charge Reductions for Class A Shares' below.

CLASS A SHARES

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of the purchase and is not invested in the fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

The Class A sales charges for the fund are described in the following table.

CLASS A SALES CHARGES

                                                                                       REALLOWANCE TO SELECTED
                                                SALES CHARGE AS A PERCENTAGE OF:              DEALERS AS
            AMOUNT OF INVESTMENT              OFFERING PRICE   NET AMOUNT INVESTED   PERCENTAGE OF OFFERING PRICE
            --------------------              --------------   -------------------   ----------------------------
Less than $50,000...........................       5.50%              5.82%                          5.00%
$50,000 to $99,999..........................       4.50               4.71                           4.00
$100,000 to $249,999........................       3.50               3.63                           3.00
$250,000 to $499,999........................       2.50               2.56                           2.00
$500,000 to $999,999........................       2.00               2.04                           1.75
$1,000,000 and over (1).....................       None               None                     up to 1.00(2)

---------------------

(1) A deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals under the fund's Automatic Cash Withdrawal Plan in the first year after purchase of up to 12% of the value of the fund account are not subject to this charge.

(2) UBS Global AM pays 1% to the dealer for sales of greater than $1 million but less than $3 million, 0.75% for sales of at least $3 million but less than $5 million, 0.50% for sales of at least $5 million but less than $50 million and 0.25% for sales of $50 million or more.

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CLASS B SHARES

Class B shares have a deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase in fund shares. However, you may have to pay the deferred sales charge when you sell your fund shares, depending on how long you own the shares.

Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for the period specified below, they will automatically convert to Class A shares, which have lower ongoing expenses.

If you sell Class B shares before the end of the specified period, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:

                                    PERCENTAGE (BASED ON AMOUNT OF
                                   INVESTMENT) BY WHICH THE SHARES'
                                    NET ASSET VALUE IS MULTIPLIED:
                                    ------------------------------
                             LESS             $100,000       $250,000   $500,000
     IF YOU SELL             THAN                TO             TO         TO
   SHARES WITHIN:        $100,000'D'          $249,999       $499,999   $999,999
   --------------        -----------          --------       --------   --------
1st year since
 purchase............        5%                  3%              3%        2%
2nd year since
 purchase............        4%                  2%              2%        1%
3rd year since
 purchase............        3%                  2%              1%       None
4th year since
 purchase............        2%                  1%             None      None
5th year since
 purchase............        2%                 None            None      None
6th year since
 purchase............        1%                 None            None      None
7th year since
 purchase............       None                None            None      None

---------------------

'D' These percentages also apply to purchases made prior to November 5, 2001, regardless of the amount of Class B shares purchased.

If you are eligible for a complete waiver of the sales charge on Class A shares because you are investing $1 million or more, you should purchase Class A shares, which have lower ongoing expenses.

Class B shares automatically convert to Class A shares after the end of the sixth year if you purchase less than $100,000, after the end of the fourth year if you purchase at least $100,000 but less than $249,999, after the end of the third year if you purchase at least $250,000 but less than $500,000, and after the end of the second year, if you purchase $500,000 or more but less than $1 million. To qualify for the lower deferred sales charge and shorter conversion schedule, you must make the indicated investment as a single purchase.

We will not impose the deferred sales charge on Class B shares purchased by reinvesting dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Automatic Cash Withdrawal Plan.

To minimize your deferred sales charge, we will assume that you are selling:

First, Class B shares representing reinvested dividends, and

Second, Class B shares that you have owned the longest.

CLASS C SHARES

Class C shares have a front-end sales charge that is included in the offering price of the Class C shares, as described in the following table. This sales charge is paid at the time of the purchase and is not invested in the fund.

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
     SALES CHARGE AS A
      PERCENTAGE OF:           REALLOWANCE TO
---------------------------   SELECTED DEALERS
                 NET AMOUNT   AS PERCENTAGE OF
OFFERING PRICE    INVESTED     OFFERING PRICE
--------------    --------     --------------
    1.00%          1.01%           1.00%

Class C shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 distribution and service fees for as long as you own your shares.

Class C shares also have a deferred sales charge applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale.

SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES

Class A Front-end Sales Charge Waivers. Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

 1. Redemptions from any registered mutual fund for which UBS Global AM or any of its affiliates serve as principal underwriter if you:

     Originally paid a front-end sales charge on the shares; and

     Reinvest the money within 60 days of the redemption date.

The fund's front-end sales charges will also not apply to Class A purchases by or through:

 2. Employees of UBS AG and its subsidiaries and members of the employees' immediate families; and members of the Board of Directors/Trustees of any investment company for which UBS Global AM or any of its affiliates serve as principal underwriter.

 3. Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

 4. Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

 5. Broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS Global AM (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in fund's shares, or for otherwise participating in the program.

 6. Employees of broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS Global AM (or otherwise having an arrangement with a broker-dealer or

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    other financial institution with respect to sales of fund shares), and their immediate family members, as allowed by the internal policies of their employer.

 7. Insurance company separate accounts.

 8. Shareholders of the Class N shares of any UBS fund who held such shares at the time they were redesignated as Class A shares.

 9. Reinvestment of capital gains distributions and dividends.

10. College savings plans organized under Section 529 of the Internal Revenue Code.

11. A UBS PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm, and you were the Financial Advisor's client at the competing brokerage firm;

      within 90 days of buying shares in the fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a deferred sales charge when selling them or held those shares until the deferred sales charge was waived; and

      you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund.

Class C Front-end Sales Charge Waivers. Front-end sales charges will be waived if you buy Class C shares through a UBS PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm, and you were the Financial Advisor's client at the competing brokerage firm;

 within 90 days of buying shares in the fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a deferred sales charge when selling them or held those shares until the deferred sales charge was waived; and

 you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund.

Class A, Class B and Class C Shares Deferred Sales Charge Waivers. The deferred sales charge will be waived for:

 Redemptions of Class A shares by former holders of Class N shares;

 Exchanges between Family Funds ('Family Funds' include other UBS funds,
 UBS PACE'sm' Select funds and other funds for which UBS Global AM or any of its affiliates serve as principal underwriter), if purchasing the same class of shares;

 Redemptions following the death or disability of the shareholder or beneficial owner;

 Tax-free returns of excess contributions from employee benefit plans;

 Distributions from employee benefit plans, including those due to plan termination or plan transfer;

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   13



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 Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

   are limited annually to no more than 12% of the original account value;

   are made in equal monthly amounts, not to exceed 1% per month;

   the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000; and

 Redemptions of shares purchased through retirement plans.

SALES CHARGE REDUCTIONS FOR CLASS A SHARES (RIGHT OF ACCUMULATION/CUMULATIVE QUANTITY DISCOUNT)

A purchaser of Class A shares may qualify for a cumulative quantity discount by combining a current purchase with certain other Class A shares of Family Funds already owned. To determine if you qualify for a reduced front-end sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your other Class A shares as well as those Class A shares of your spouse and children under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A shares of the Family Funds to determine the front-end sales charge that applies. To qualify for the cumulative quantity discount on a purchase through a financial institution, when each purchase is made the investor or institution must provide UBS Global AM with sufficient information to verify that the purchase qualifies for the privilege or discount.

NOTE ON SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES

If you think you qualify for any of the sales charge waivers described above, you will need to provide documentation to UBS Global AM or the fund. For more information, you should contact your investment professional or call
1-800-647 1568. If you want information on the fund's Automatic Cash Withdrawal Plan, see the SAI or contact your investment professional.

CLASS Y SHARES

Class Y shares have no sales charge. Only specific types of investors can purchase Class Y shares.

The following investors are eligible to purchase Class Y shares:

 Shareholders of the Class I shares of any UBS fund who held such shares as of the date the shares were redesignated Class Y shares;

 Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

 Retirement plan platforms/programs that include fund shares if the platform/program covers plan assets of at least $100 million;

 Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

 Banks, registered investment advisors and other financial institutions purchasing fund

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 shares for their clients as part of a discretionary asset allocation model portfolio;

 Shareholders who owned Class Y shares of the fund through the UBS PACE'sm' Multi Advisor Program as of November 15, 2001, will be eligible to continue to purchase Class Y shares of that fund through the program;

 College savings plans organized under Section 529 of the Internal Revenue Code if shareholder servicing fees are paid exclusively outside of the participating funds; and

 Other investors as approved by the fund's Board.

Class Y shares do not pay ongoing distribution or service fees. The ongoing expenses for Class Y shares are the lowest for all the classes.

BUYING SHARES

You can buy fund shares through your investment professional at a broker-dealer or other financial institution with which UBS Global AM has a dealer agreement or through the fund's transfer agent as described below.

If you wish to invest in other Family Funds, you can do so by:

 Contacting your investment professional (if you have an account at a financial institution that has entered into a dealer agreement with UBS Global AM);

 Buying shares through the transfer agent as described below; or

 Opening an account by exchanging shares from another Family Fund.

The fund and UBS Global AM reserve the right to reject a purchase order or suspend the offering of shares.

MINIMUM INVESTMENTS

To open an account.................  $1,000
To add to an account...............  $  100

The fund may waive or reduce these amounts for:

 Employees of UBS Global AM or its affiliates; or

 Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the fund's automatic investment plan.

Market Timers. The interests of the fund's long-term shareholders and the fund's ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as 'market timing.' When large dollar amounts are involved, the fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. These factors may hurt the fund's performance and its shareholders. When UBS Global AM believes frequent trading would have a disruptive effect on the fund's ability to manage its investments, UBS Global AM and the fund may reject purchase orders and exchanges into the fund by any person, group or account that UBS Global AM believes to be a market timer.

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SELLING SHARES

You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment.

If you hold your shares through a financial institution, you can sell shares by contacting your investment professional. If you purchased shares through the fund's transfer agent, you may sell them as explained below.

If you sell Class A shares and then repurchase Class A shares of the fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

It costs the fund money to maintain shareholder accounts. Therefore, the fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund's net asset value.

EXCHANGING SHARES

You may exchange Class A, Class B or Class C shares of the fund for shares of the same class of most other Family Funds (except that you may not exchange shares into the GAM Money Market Account, and Class B shares of the fund are not exchangeable with Class B shares of any of the GAM Funds). You may not exchange Class Y shares.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. However, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. The fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other fund.

You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

If you hold your fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold your fund shares through the fund's transfer agent, you may exchange your shares as explained below.

A fund may modify or terminate the exchange privilege at any time.

TRANSFER AGENT

If you wish to invest in any of the Family Funds through the fund's transfer agent, PFPC Inc., you can obtain an application by calling 1-800-647 1568. You must complete and sign

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--------------------------------------------------------------------------------

the application and mail it, along with a check to the transfer agent.

You may also sell or exchange your shares by writing to the fund's transfer agent. Your letter must include:

 Your name and address;

 Your account number;

 The name of the fund whose shares you are selling, and if exchanging shares, the name of the fund whose shares you want to buy;

 The dollar amount or number of shares you want to sell and/or exchange; and

 A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The fund will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent, should be mailed to:

  PFPC Inc.
  Attn: UBS Mutual Funds
  P.O. Box 8950
  Wilmington, DE 19899.

You do not have to complete an application when you make additional investments in the same fund.

PRICING AND VALUATION

The price at which you may buy, sell or exchange fund shares is based on net asset value per share. The fund calculates net asset value on days that the New York Stock Exchange is open. The fund calculates its net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares will be based on the net asset value (adjusted for any applicable sales charges) that is next calculated after the fund accepts your order. If you place your order through a financial institution, your investment professional is responsible for making sure that your order is promptly sent to the fund.

The fund calculates its net asset value based on the current market value for its portfolio securities. The fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized 'matrix' systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the fund's board. The fund normally uses the amortized cost method to value bonds that will mature in 60 days or less.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   17



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UBS TACTICAL ALLOCATION FUND
--------------------------------------------------------------------------------

The fund may own securities, including some securities that trade primarily in foreign markets, that trade on weekends or other days on which the fund does not calculate net asset value. As a result, the fund's net asset value may change on days when you will not be able to buy and sell your fund shares. If the fund concludes that a material change in the value of a foreign security has occurred after the close of trading in its principal foreign market but before the close of regular trading on the NYSE, the fund may use fair value methods to reflect those changes. This policy is intended to assure that the fund's net asset value fairly reflects security values as of the time of pricing.

MANAGEMENT

INVESTMENT ADVISOR

UBS Global Asset Management (US) Inc. ('UBS Global AM'), a Delaware corporation located at 51 West 52nd Street, New York, NY 10019-6114, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of November 30, 2002, UBS Global AM had approximately $73.8 billion in assets under management. UBS Global AM is an indirect, wholly owned subsidiary of UBS AG ('UBS') and a member of the UBS Global Asset Management Division, which had approximately $385.2 billion in assets under management as of September 30, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

PORTFOLIO MANAGER

T. Kirkham Barneby is responsible for overseeing the UBS Tactical Allocation Model's asset allocation decisions for the fund. He has been responsible for the day-to-day management of the fund since February 1995. Mr. Barneby is a managing director -- quantitative investments of UBS Global AM and has been with the firm since 1994.

ADVISORY FEES

The fund paid fees to UBS Global AM for advisory and administrative services during the last fiscal year at the effective annual rate of 0.45% of its average daily net assets.

OTHER INFORMATION

The fund has received an exemptive order from the SEC that permits its board to appoint and replace a sub-advisor by appointing an unaffiliated sub-advisor and to amend sub-advisory contracts with unaffiliated sub-advisors without obtaining shareholder approval. Shareholders must approve this policy before the board may implement it. As of the date of this prospectus, the shareholders of the fund have not been asked to do so.

--------------------------------------------------------------------------------
18                                                   UBS Global Asset Management






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--------------------------------------------------------------------------------

DIVIDENDS AND TAXES

DIVIDENDS

The fund normally declares and pays dividends annually. The fund distributes substantially all of its gains, if any, annually.

Classes with higher expenses are expected to have lower dividends. For example, Class B and Class C shares are expected to have the lowest dividends of the fund's shares, while Class Y shares are expected to have the highest.

You will receive dividends in additional shares of the same class unless you elect to receive them in cash. If you prefer to receive dividends in cash, contact your investment professional (or the fund's transfer agent if you invested in the fund through its transfer agent).

TAXES

The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax before you receive distributions from the account or plan.

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange the fund's shares for shares of another Family Fund, the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax.

The fund expects that its dividends will consist primarily of capital gain distributions. Distributions of short-term capital gains will be taxed as ordinary income. The distribution of capital gains will be taxed at a lower rate than ordinary income if the fund held the assets that generated the gains for more than one year. The fund will tell you annually how you should treat its dividends for tax purposes.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   19




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UBS TACTICAL ALLOCATION FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. In the tables, 'total investment return' represents the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

This information in the financial highlights has been audited by Ernst & Young LLP, independent auditors, whose report, along with the fund's financial statements, is included in the fund's Annual Report to Shareholders. The Annual Report may be obtained without charge by calling 1-800-647 1568.

                                                                                         CLASS A
                                                              -------------------------------------------------------------
                                                                             FOR THE YEARS ENDED AUGUST 31,
                                                              -------------------------------------------------------------
                                                                2002        2001        2000        1999          1998
                                                                ----        ----        ----        ----          ----
Net asset value, beginning of year..........................  $  25.78    $  35.59    $  31.79    $  23.55      $  22.23
                                                              --------    --------    --------    --------      --------
Net investment income (loss)................................      0.13 @      0.32 @      0.60 @      0.15          0.15
Net realized and unrealized gains (losses) from
 investments................................................     (4.94)@     (6.45)@      3.92 @      8.84          1.47
                                                              --------    --------    --------    --------      --------
Net increase (decrease) from investment operations..........     (4.81)      (6.13)       4.52        8.99          1.62
                                                              --------    --------    --------    --------      --------
Dividends from net investment income........................     (0.03)      (0.77)      (0.02)      (0.17)        (0.12)
Distributions from net realized gains from investment
 transactions...............................................     (0.14)      (2.91)      (0.70)      (0.58)        (0.18)
                                                              --------    --------    --------    --------      --------
Total dividends and distributions to shareholders...........     (0.17)      (3.68)      (0.72)      (0.75)        (0.30)
                                                              --------    --------    --------    --------      --------
Net asset value, end of year................................  $  20.80    $  25.78    $  35.59    $  31.79      $  23.55
                                                              --------    --------    --------    --------      --------
                                                              --------    --------    --------    --------      --------
Total investment return(1)..................................    (18.79)%    (18.89)%     14.37 %     38.65 %        7.31 %
                                                              --------    --------    --------    --------      --------
                                                              --------    --------    --------    --------      --------
Ratios/supplemental data:
Net assets, end of year (000's).............................  $690,546    $958,783    $866,956    $702,580      $340,245
Expenses to average net assets, net of waivers from
 advisor(2).................................................      0.89 %      0.84 %      0.84 %      0.84 %        0.95 %
Net investment income (loss) to average net assets, net of
 waivers from advisor(2)....................................      0.54 %      1.08 %      1.77 %      0.56 %        0.74 %
Portfolio turnover..........................................         5 %        38 %       122 %         6 %          33 %

---------------------

  @ Calculated using the average shares outstanding for the year.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(2) During the year ended August 31, 2001, UBS Global AM waived a portion of its advisory and administration fees. The ratios excluding the waiver for Class A, Class B and Class C shares were 0.85%, 1.61% and 1.61%, respectively, for expenses to average net assets and 1.07%, 0.37% and 0.37%, respectively, for net investment income to average net assets. During the years ended August 31, 2000 and August 31, 1999, UBS Global AM waived a portion of its advisory and administration fees. The ratios excluding the waiver would be the same since the fee waiver represents less than 0.005%.
  # Actual amount is less than $0.005 per share.

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--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

                              CLASS B
--------------------------------------------------------------------
                   FOR THE YEARS ENDED AUGUST 31,
--------------------------------------------------------------------
  2002           2001            2000           1999          1998
  ----           ----            ----           ----          ----
$  25.24      $    34.92      $    31.41      $  23.32      $  22.08
--------      ----------      ----------      --------      --------
   (0.05)@          0.11 @          0.33 @       (0.04)        --
   (4.82)@         (6.36)@          3.88 @        8.73          1.43
--------      ----------      ----------      --------      --------
   (4.87)          (6.25)           4.21          8.69          1.43
--------      ----------      ----------      --------      --------
   --              (0.52)         --             (0.02)        (0.01)
   (0.14)          (2.91)          (0.70)        (0.58)        (0.18)
--------      ----------      ----------      --------      --------
   (0.14)          (3.43)          (0.70)        (0.60)        (0.19)
--------      ----------      ----------      --------      --------
$  20.23      $    25.24      $    34.92      $  31.41      $  23.32
--------      ----------      ----------      --------      --------
--------      ----------      ----------      --------      --------
  (19.41)%        (19.54)%         13.54 %       37.61 %        6.49 %
--------      ----------      ----------      --------      --------
--------      ----------      ----------      --------      --------
$606,133      $  935,056      $1,091,107      $964,933      $483,068
    1.65 %          1.60 %          1.60 %        1.59 %        1.71 %

   (0.22)%          0.38 %          1.00 %       (0.20)%       (0.02)%
       5 %            38 %           122 %           6 %          33 %

                            CLASS C
----------------------------------------------------------------
                FOR THE YEARS ENDED AUGUST 31,
----------------------------------------------------------------
  2002          2001          2000          1999          1998
  ----          ----          ----          ----          ----
$  25.42      $  35.14      $  31.60      $  23.45      $  22.18
--------      --------      --------      --------      --------
   (0.05)@        0.11 @        0.34 @       (0.06)        (0.01)
   (4.85)@       (6.40)@        3.90 @        8.79          1.45
--------      --------      --------      --------      --------
   (4.90)        (6.29)         4.24          8.73          1.44
--------      --------      --------      --------      --------
      --         (0.52)        --            (0.00)#       --
   (0.14)        (2.91)        (0.70)        (0.58)        (0.17)
--------      --------      --------      --------      --------
   (0.14)        (3.43)        (0.70)        (0.58)        (0.17)
--------      --------      --------      --------      --------
$  20.38      $  25.42      $  35.14      $  31.60      $  23.45
--------      --------      --------      --------      --------
--------      --------      --------      --------      --------
 (19.39)%      (19.53)%       13.55 %       37.58 %        6.49%
--------      --------      --------      --------      --------
--------      --------      --------      --------      --------
$538,109      $790,704      $868,545      $738,781      $397,767
   1.63 %        1.60 %        1.60%         1.60 %        1.70 %

  (0.20)%        0.38 %        1.01 %       (0.20)%       (0.01)%
      5 %          38 %         122 %           6%           33 %

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   21




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--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONCLUDED)

                                                                                         CLASS Y
                                                              -------------------------------------------------------------
                                                                             FOR THE YEARS ENDED AUGUST 31,
                                                              -------------------------------------------------------------
                                                                2002        2001        2000        1999          1998
                                                                ----        ----        ----        ----          ----
Net asset value, beginning of year..........................  $  26.05    $  35.92    $  31.99    $  23.68      $ 22.33
                                                              --------    --------    --------    --------      -------
Net investment income.......................................      0.21 @      0.41 @      0.71 @      0.22         0.21
Net realized and unrealized gains (losses) from
 investments................................................     (5.00)@     (6.50)@      3.95 @      8.91         1.49
                                                              --------    --------    --------    --------      -------
Net increase (decrease) from investment operations..........     (4.79)      (6.09)       4.66        9.13         1.70
                                                              --------    --------    --------    --------      -------
Dividends from net investment income........................     (0.05)      (0.87)      (0.03)      (0.24)       (0.17)
Distributions from net realized gains from investment
 transactions...............................................     (0.14)      (2.91)      (0.70)      (0.58)       (0.18)
                                                              --------    --------    --------    --------      -------
Total dividends and distributions to shareholders...........     (0.19)      (3.78)      (0.73)      (0.82)       (0.35)
                                                              --------    --------    --------    --------      -------
Net asset value, end of year................................  $  21.07    $  26.05    $  35.92    $  31.99      $ 23.68
                                                              --------    --------    --------    --------      -------
                                                              --------    --------    --------    --------      -------
Total investment return(1)..................................    (18.54)%    (18.63)%     14.72 %     39.03 %       7.62 %
                                                              --------    --------    --------    --------      -------
                                                              --------    --------    --------    --------      -------
Ratios/supplemental data:
Net assets, end of year (000's).............................  $149,653    $211,520    $199,095    $129,893      $74,872
Expenses to average net assets, net of waivers from
 advisor(2).................................................      0.58 %      0.56 %      0.56 %      0.58 %       0.67 %
Net investment income to average net assets, net of waivers
 from advisor(2)............................................      0.85 %      1.36 %      2.09 %      0.82 %       1.03 %
Portfolio turnover..........................................         5 %        38 %       122 %         6 %         33 %

---------------------

  @ Calculated using the average shares outstanding for the year.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(2) During the year ended August 31, 2001, UBS Global AM waived a portion of its advisory and administration fees. The ratios excluding the waiver for Class Y shares was 0.57% for expenses to average net assets and 1.35% for net investment income to average net assets. During the years ended August 31, 2000 and August 31, 1999, UBS Global AM waived a portion of its advisory and administration fees. The ratios excluding the waiver would be the same since the fee waiver represents less than 0.005%.

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22                                                   UBS Global Asset Management



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APPENDIX

ADDITIONAL INFORMATION CONCERNING THE S&P 500 INDEX

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ('S&P'). S&P makes no representation or warranty, express or implied, to the shareholders of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to UBS Global AM or the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed, and calculated by S&P without regard to UBS Global AM or the fund. S&P has no obligation to take the needs of UBS Global AM or the shareholders of the fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the timing of the issuance or sale of the fund's shares or the determination or calculation of the equation by which shares of the fund are priced or converted into cash. S&P has no obligation or liability in connection with the administration of the fund or the marketing or sale of the fund's shares.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN, AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   23

TICKER SYMBOL:                Class:   A:    PWTAX
                                       B:    PWTBX
                                       C:    KPAAX
                                       Y:    PWTYX

If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus.

You may discuss your questions about the fund by contacting your investment professional. You may obtain free copies of the fund's annual and semi-annual reports and the SAI by contacting the fund directly at 1-800-647 1568.

You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942 8090. You can get copies of reports and other information about the fund:

 For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

 Free, from the EDGAR Database on the SEC's Internet website at:
 http://www.sec.gov.

UBS Investment Trust
UBS Tactical Allocation Fund
Investment Company Act File No. 811-6292

'c'2002 UBS Global Asset Management (US) Inc.
All rights reserved.


[LOGO]

UBS TACTICAL ALLOCATION FUND
PROSPECTUS

December 27, 2002


                          STATEMENT OF DIFFERENCES

The copyright symbol shall be expressed as..................................'c'
The registered trademark symbol shall be expressed as.......................'r'
The service mark symbol shall be expressed as..............................'sm'
The dagger symbol shall be expressed as.....................................'D'